Exhibit 99(a)

For additional information contact:                                                                                                  Andrew Moreau 501-905-7962
                                                                 VP – Corporate Communications
                                                                 andrew.moreau@alltel.com

                                                                 Tim Hicks 501-905-8991
                                                                 Director – Investor Relations
                                                                 alltel.investor.relations@alltel.com

Release Date:                                                                                                        Oct. 19, 2007

Alltel posts record growth in third quarter; expects to close merger with TPG Capital, Goldman Sachs before year end

LITTLE ROCK, Ark. – Alltel achieved record growth in the third quarter as the company reached new milestones in wireless revenues and post-pay net additions. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of 81 cents and fully diluted earnings per share of 80 cents from current businesses, a 33 percent increase from a year ago.

“The Alltel team produced another record quarter as we surpassed $2 billion in quarterly wireless service revenues for the first time and achieved post-pay net adds of 213,000, more than doubling post-pay growth over the same period last year,” said Alltel President and CEO Scott Ford. “As to our pending merger with TPG Capital and Goldman Sachs, we are very pleased with the progress we have made on this transaction  and expect it to close before year-end.”

Among the highlights for the third quarter:

•
Revenues were $2.3 billion, a 14 percent increase from a year ago. Net income under GAAP was $283 million, a 51 percent increase. Net income from current businesses was $279 million, a 21 percent increase from a year ago.

•	Total net additions were 205,000, up 103 percent. Post-pay net adds were 213,000, a 182 percent increase from a year ago.
•	Wireless service revenue was $2.1 billion, an increase of 15 percent from a year ago.
•	Post-pay churn was 1.31 percent and total churn was 1.90 percent. This is the seventh consecutive quarter that both metrics have improved year-over-year.
•	Average revenue per wireless customer (ARPU) was $55.96, a 4 percent increase from last year. Data revenue per customer was $6.36, up 70 percent from last year and 13 percent sequentially.
•	Equity free cash flow from current businesses was $347 million, a 62 percent increase. Net cash provided from operations was $726 million, a 105 percent increase from last year.
Upon closing of the pending merger with TPG Capital and Goldman Sachs, Alltel shareholders will receive $71.50 per share in cash. Alltel is awaiting Federal Communications Commission approval and the company expects a favorable FCC vote soon.

Alltel operates America’s largest wireless network, which delivers voice and advanced data services nationwide to 12 million customers. Headquartered in Little Rock, Ark., Alltel is a Forbes 500 company with annual revenues of nearly $8 billion.

Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with TPG and GS Capital; the inability to complete the merger due to the failure to satisfy certain conditions, including the receipt of all regulatory approvals related to the merger; risks that the proposed transaction disrupts current plans and operations; adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-
Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS AND OTHER FINANCIAL INFORMATION (UNAUDITED)
(In thousands, except per share amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2007	2006	Amount	%	2007	2006	Amount	%
UNDER GAAP:
Service revenues	$2,071,474	$1,795,443	$276,031	15	$5,923,210	$5,178,719	$744,491	14
Total revenues and sales	$2,281,510	$2,007,319	$274,191	14	$6,535,146	$5,795,784	$739,362	13
Operating income	$433,964	$358,002	$75,962	21	$1,166,789	$993,787	$173,002	17
Service revenue operating margin (A)	20.9%	19.9%	1.0%	5	19.7%	19.2%	.5%	3
Operating margin (B)	19.0%	17.8%	1.2%	7	17.9%	17.1%	.8%	5
Income from continuing operations	$278,624	$165,271	$113,353	69	$707,486	$587,884	$119,602	20
Net income	$282,584	$187,205	$95,379	51	$708,418	$913,515	$(205,097)	(22)
Earnings per share:
Basic	$.82	$.49	$.33	67	$2.03	$2.36	$(.33)	(14)
Diluted	$.81	$.48	$.33	69	$2.01	$2.35	$(.34)	(14)

Weighted average common shares:
Basic	343,542	384,637	(41,095)	(11)	348,454	386,714	(38,260)	(10)
Diluted	346,900	386,771	(39,871)	(10)	351,462	388,911	(37,449)	(10)

Capital expenditures (C)	$249,547	$284,357	$(34,810)	(12)	$744,595	$742,574	$2,021	-
Total assets	$17,705,755	$19,330,223	$(1,624,468)	(8)

FROM CURRENT BUSINESSES (NON-GAAP) (D):
Operating income	$486,312	$400,819	$85,493	21	$1,352,570	$1,137,627	$214,943	19
Service revenue operating margin (A)	23.5%	22.3%	1.2%	5	22.8%	22.0%	.8%	4
Operating margin (B)	21.3%	20.0%	1.3%	7	20.7%	19.6%	1.1%	6
Net income	$279,476	$230,200	$49,276	21	$765,997	$606,966	$159,031	26
Earnings per share:
Basic	$.81	$.60	$.21	35	$2.20	$1.57	$.63	40
Diluted	$.80	$.60	$.20	33	$2.18	$1.56	$.62	40
Equity free cash flow (E)	$346,806	$213,788	$133,018	62	$948,963	$648,745	$300,218	46

(A) Service revenue operating margin is calculated by dividing operating income by service revenues.
(B) Operating margin is calculated by dividing operating income by total revenues and sales.
(C) Includes capitalized software development costs.
(D) Current businesses excludes the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, gain (loss) on exchange or disposal of assets, debt prepayment expenses, reversal of certain income tax contingency reserves, costs associated with Hurricane Katrina, and integration expenses, restructuring and other charges.
(E) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation expense less capital expenditures, which includes capitalized software development costs as indicated in Note C.

Operating results from current businesses have been reconciled to operating results under GAAP on pages 6 and 7 of this release.
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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP (UNAUDITED)-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
Revenues and sales:
Service revenues	$2,071,474	$1,795,443	$5,923,210	$5,178,719
Product sales	210,036	211,876	611,936	617,065
Total revenues and sales	2,281,510	2,007,319	6,535,146	5,795,784
Costs and expenses:
Cost of services	682,227	610,102	1,933,434	1,726,863
Cost of products sold	299,961	293,754	876,108	849,802
Selling, general, administrative and other	496,133	438,325	1,445,473	1,298,530
Depreciation and amortization	358,242	307,136	1,060,018	916,012
Integration expenses, restructuring and other charges	10,983	-	53,324	10,790
Total costs and expenses	1,847,546	1,649,317	5,368,357	4,801,997

Operating income	433,964	358,002	1,166,789	993,787
Equity earnings in unconsolidated partnerships	17,136	17,281	48,521	45,612
Minority interest in consolidated partnerships	(8,806)	(11,729)	(27,389)	(37,106)
Other income, net	5,904	37,308	19,167	69,115
Interest expense	(46,238)	(63,822)	(140,370)	(234,976)
Gain (loss) on exchange or disposal of assets and other	-	(50,501)	56,548	126,138
Income from continuing operations before income taxes	401,960	286,539	1,123,266	962,570
Income taxes	123,336	121,268	415,780	374,686
Income from continuing operations	278,624	165,271	707,486	587,884
Income from discontinued operations	3,960	21,934	932	325,631
Net income	282,584	187,205	708,418	913,515
Preferred dividends	20	21	59	63
Net income applicable to common shares	$282,564	$187,184	$708,359	$913,452

Basic earnings per share:
Income from continuing operations	$.81	$.43	$2.03	$1.52
Income from discontinued operations	.01	.06	-	.84
Net income	$.82	$.49	$2.03	$2.36

Diluted earnings per share:
Income from continuing operations	$.80	$.43	$2.01	$1.51
Income from discontinued operations	.01	.05	-	.84
Net income	$.81	$.48	$2.01	$2.35

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP (UNAUDITED)-Page 3
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	September 30,	December 31,		September 30,	December 31,
	2007	2006		2007	2006

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$824,647	$934,228	Current maturities of long-term debt	$39,045	$36,285
Accounts receivable (less allowance for			Accounts payable	523,467	576,126
doubtful accounts of $73,201 and			Advance payments and customer deposits	199,559	186,193
$54,865, respectively)	872,610	807,307	Accrued taxes	316,485	114,109
Inventories	166,852	218,629	Accrued dividends	43,075	46,039
Prepaid expenses and other	84,097	67,665	Accrued interest	48,746	79,281
Assets related to discontinued operations	-	4,321	Other current liabilities	188,496	156,471
			Liabilities related to discontinued operations	-	2,761
Total current assets	1,948,206	2,032,150
			Total current liabilities	1,358,873	1,197,265
Investments	188,763	368,871
Goodwill	8,421,152	8,447,013
Other intangibles	2,000,975	2,129,346	Long-term debt	2,665,284	2,697,412
			Deferred income taxes	1,085,377	1,109,479
PROPERTY, PLANT AND EQUIPMENT:			Other liabilities	654,429	677,609
Land	335,008	314,902
Buildings and improvements	1,011,518	955,061	Total liabilities	5,763,963	5,681,765
Operating plant and equipment	8,519,059	7,933,840
Information processing	1,142,821	1,048,136
Furniture and fixtures	184,776	173,835	SHAREHOLDERS' EQUITY:
Under construction	358,880	495,968	Preferred stock	251	258
			Common stock	344,485	364,572
Total property, plant and equipment	11,552,062	10,921,742	Additional paid-in capital	3,050,253	4,296,786
Less accumulated depreciation	6,520,741	5,690,360	Accumulated other comprehensive income (loss)	(25,064)	9,525
			Retained earnings	8,571,867	7,990,808
Net property, plant and equipment	5,031,321	5,231,382
			Total shareholders' equity	11,941,792	12,661,949
Other assets	115,338	89,455
Assets related to discontinued operations	-	45,497
			TOTAL LIABILITIES AND
TOTAL ASSETS	$17,705,755	$18,343,714	SHAREHOLDERS' EQUITY	$17,705,755	$18,343,714

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP (UNAUDITED)-Page 4
(In thousands)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
Cash Flows from Operating Activities:
Net income	$282,584	$187,205	$708,418	$913,515
Adjustments to reconcile net income to net cash provided from operating activities:
Income from discontinued operations	(3,960)	(21,934)	(932)	(325,631)
Depreciation and amortization expense	358,242	307,136	1,060,018	916,012
Provision for doubtful accounts	54,099	66,480	140,926	179,873
Non-cash portion of loss (gain) on exchange or disposal of assets and other	-	27,546	(56,548)	(149,093)
Change in deferred income taxes	(16,636)	(15,068)	30,457	6,199
Adjustment to income tax liabilities, including contingency reserves	(33,762)	-	(33,762)	-
Other, net	(8,511)	(1,984)	(24,674)	(6,318)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	(86,678)	(109,788)	(207,512)	(245,903)
Inventories	39,621	(31,417)	51,777	39,583
Accounts payable	27,239	32,845	(54,436)	(35,312)
Other current liabilities	101,771	(99,193)	235,571	(255,106)
Other, net	12,062	12,857	(10,523)	(40,827)
Net cash provided from operating activities	726,071	354,685	1,838,780	996,992

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(242,461)	(277,373)	(720,279)	(718,574)
Additions to capitalized software development costs	(7,086)	(6,984)	(24,316)	(24,000)
Purchases of property, net of cash acquired	-	(130)	(6,250)	(676,548)
Proceeds from the sale of investments	-	560	188,711	200,481
Proceeds from the return on investments	15,444	14,471	40,255	36,748
Other, net	240	(3,631)	920	7,746
Net cash used in investing activities	(233,863)	(273,087)	(520,959)	(1,174,147)

Cash Flows from Financing Activities:
Dividends paid on common and preferred stock	(43,001)	(149,943)	(133,527)	(447,095)
Repayments of long-term debt	(100,661)	(1,011,496)	(36,915)	(1,012,226)
Repurchases of common stock	-	(709,001)	(1,360,298)	(709,001)
Cash payments to effect conversion of convertible notes	-	-	-	(59,848)
Distributions to minority investors	(10,772)	(7,415)	(31,827)	(27,708)
Excess tax benefits from stock option exercises	20,535	3,532	25,704	9,189
Common stock issued	6,080	102,895	59,038	191,479
Net cash used in financing activities	(127,819)	(1,771,428)	(1,477,825)	(2,055,210)

Cash Flows from Discontinued Operations:
Cash provided from (used in) operating activities	3,960	(4,049)	2,782	595,435
Cash provided from investing activities	-	2,254,581	47,641	3,746,596
Cash used in financing activities	-	(1,164)	-	(195)
Net cash provided from discontinued operations	3,960	2,249,368	50,423	4,341,836

Effect of exchange rate changes on cash and short-term investments	-	-	-	(5,879)

Increase (decrease) in cash and short-term investments	368,349	559,538	(109,581)	2,103,592

Cash and Short-term Investments:
Beginning of the period	456,298	2,526,461	934,228	982,407
End of the period	$824,647	$3,085,999	$824,647	$3,085,999

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION (UNAUDITED)-Page 5
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED					NINE MONTHS ENDED
			Increase					Increase
	September 30,	September 30,	(Decrease)			September 30,	September 30,	(Decrease)
	2007	2006	Amount		%	2007	2006	Amount	%

Controlled POPs	79,575,793	76,974,746	2,601,047		3
Customers	12,447,085	11,162,300	1,284,785		12
Penetration rate	15.6%	14.5%	1.1%		8
Average customers	12,338,361	11,133,165	1,205,196		11	12,140,297	10,933,578	1,206,719	11
Gross customer additions:
Internal	904,801	829,304	75,497		9	2,562,235	2,405,347	156,888	7
Acquired, net of divested	-	(23,904)	23,904		100	-	88,191	(88,191)	(100)
Total	904,801	805,400	99,401		12	2,562,235	2,493,538	68,697	3
Net customer additions:
Internal	205,019	101,059	103,960		103	623,147	411,785	211,362	51
Acquired, net of divested	-	(23,904)	23,904		100	-	88,191	(88,191)	(100)
Total	205,019	77,155	127,864		166	623,147	499,976	123,171	25
Cash costs from current businesses:
Cost of services	$682,227	$610,102	$72,125		12	$1,933,434	$1,729,098	$204,336	12
Cost of products sold	299,961	293,754	6,207		2	876,108	849,802	26,306	3
Selling, general, administrative and other	496,133	434,699	61,434		14	1,445,473	1,294,904	150,569	12
Less product sales	210,036	211,876	(1,840)		(1)	611,936	617,065	(5,129)	(1)
Total	$1,268,285	$1,126,679	$141,606		13	$3,643,079	$3,256,739	$386,340	12
Cash costs from current businesses
per unit per month (A)	$34.26	$33.73	$.53		2	$33.34	$33.10	$.24	1
Revenues:
Service revenues	$2,071,474	$1,795,443	$276,031		15	$5,923,210	$5,178,719	$744,491	14
Less wholesale roaming revenues	196,488	171,459	25,029		15	520,796	486,052	34,744	7
Less wholesale transport revenues	38,158	32,245	5,913		18	127,442	50,439	77,003	153
Retail revenues	$1,836,828	$1,591,739	$245,089		15	$5,274,972	$4,642,228	$632,744	14
Average revenue per customer per month (B)	$55.96	$53.76	$2.20		4	$54.21	$52.63	$1.58	3
Retail revenue per customer per month (C)	$49.62	$47.66	$1.96		4	$48.28	$47.18	$1.10	2
Retail minutes of use per customer per month (D)	746	645	101		16	708	629	79	13
Postpay churn	1.31%	1.67%	(.36%	)	(22)	1.27%	1.60%	(.33% )	(21)
Total churn	1.90%	2.18%	(.28%	)	(13)	1.78%	2.03%	(.25% )	(12)

(A) Cash costs from current businesses per unit per month is calculated by dividing the sum of the current businesses reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales by the number of average customers for the period. Measured utilizing amounts per the Consolidated Statements of Income under GAAP, cash costs per unit per month were $34.26 and $33.34 for the three and nine months ended September 30, 2007, respectively, and $33.84 and $33.11 for the same periods of 2006, respectively.
(B) Average revenue per customer per month is calculated by dividing service revenues by average customers for the period.
(C) Retail revenue per customer per month is calculated by dividing retail revenues (service revenues less wholesale revenues) by average customers for the period.
(D) Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.

Operating results from current businesses have been reconciled to operating results under GAAP on pages 6 and 7 of this release.
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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) (UNAUDITED)-Page 6
(In thousands)

		THREE MONTHS ENDED SEPTEMBER 30, 2007
			Selling,			Income		Income
			General,	Depreciation		Before		From		Basic	Diluted
		Cost of	Administrative	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	and Other	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$682,227	$496,133	$358,242	$433,964	$401,960	$123,336	$278,624	$282,584	$.82	$.81
Items excluded from measuring results from current businesses:
Amortization expense related to acquired, finite- lived intangible assets	(A)	-	-	(41,365)	41,365	41,365	16,091	25,274	25,274	.07	.07
Integration expenses, restructuring and other charges	(B)(C)	-	-	-	10,983	10,983	3,320	7,663	7,663	.02	.02
Reversal of certain income tax contingency reserves	(E)	-	-	-	-	-	32,085	(32,085)	(32,085)	(.09)	(.09)
Income from discontinued operations	(L)	-	-	-	-	-	-	-	(3,960)	(.01)	(.01)
Net increase (decrease)		-	-	(41,365)	52,348	52,348	51,496	852	(3,108)	(.01)	(.01)
From current businesses		$682,227	$496,133	$316,877	$486,312	$454,308	$174,832	$279,476	$279,476	$.81	$.80

		THREE MONTHS ENDED SEPTEMBER 30, 2006
			Selling,			Income		Income
			General,	Depreciation		Before		From		Basic	Diluted
		Cost of	Administrative	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	and Other	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$610,102	$438,325	$307,136	$358,002	$286,539	$121,268	$165,271	$187,205	$.49	$.48
Items excluded from measuring results from current businesses:
Amortization expense related to acquired, finite- lived intangible assets	(A)	-	-	(39,191)	39,191	39,191	15,245	23,946	23,946	.06	.06
Compensation expense due to accelerated vesting of restricted stock	(G)	-	(3,626)	-	3,626	3,626	1,413	2,213	2,213	.01	.01
Loss on exchange or disposal of assets and other	(H)	-	-	-	-	50,501	11,731	38,770	38,770	.10	.10
Income from discontinued operations	(L)	-	-	-	-	-	-	-	(21,934)	(.06)	(.05)
Net increase (decrease)		-	(3,626)	(39,191)	42,817	93,318	28,389	64,929	42,995	.11	.12
From current businesses		$610,102	$434,699	$267,945	$400,819	$379,857	$149,657	$230,200	$230,200	$.60	$.60

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) (UNAUDITED)-Page 7
(In thousands)

		NINE MONTHS ENDED SEPTEMBER 30, 2007
			Selling,			Income		Income
			General,	Depreciation		Before		From		Basic	Diluted
		Cost of	Administrative	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	and Other	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$1,933,434	$1,445,473	$1,060,018	$1,166,789	$1,123,266	$415,780	$707,486	$708,418	$2.03	$2.01
Items excluded from measuring results from current businesses:
Amortization expense related to acquired, finite- lived intangible assets	(A)	-	-	(132,457)	132,457	132,457	51,526	80,931	80,931	.23	.23
Integration expenses, restructuring and other charges	(B)(C)(D)	-	-	-	53,324	53,324	6,903	46,421	46,421	.13	.13
Gain on disposal of assets	(F)	-	-	-	-	(56,548)	(19,792)	(36,756)	(36,756)	(.10)	(.10)
Reversal of certain income tax contingency reserves	(E)	-	-	-	-	-	32,085	(32,085)	(32,085)	(.09)	(.09)
Income from discontinued operations	(L)	-	-	-	-	-	-	-	(932)	-	-
Net increase (decrease)		-	-	(132,457)	185,781	129,233	70,722	58,511	57,579	.17	.17
From current businesses		$1,933,434	$1,445,473	$927,561	$1,352,570	$1,252,499	$486,502	$765,997	$765,997	$2.20	$2.18

		NINE MONTHS ENDED SEPTEMBER 30, 2006
			Selling,			Income		Income
			General,	Depreciation		Before		From		Basic	Diluted
		Cost of	Administrative	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	and Other	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$1,726,863	$1,298,530	$916,012	$993,787	$962,570	$374,686	$587,884	$913,515	$2.36	$2.35
Items excluded from measuring results from current businesses:
Amortization expense related to acquired, finite- lived intangible assets	(A)	-	-	(131,659)	131,659	131,659	51,215	80,444	80,444	.20	.20
Reversal of excess bad debt reserve related to Hurricane Katrina	(J)	2,235	-	-	(2,235)	(2,235)	(869)	(1,366)	(1,366)	-	-
Compensation expense due to accelerated vesting of restricted stock	(G)	-	(3,626)	-	3,626	3,626	1,413	2,213	2,213	.01	.01
Gain on exchange or disposal of assets and other	(H)(K)	-	-	-	-	(126,138)	(57,336)	(68,802)	(68,802)	(.18)	(.18)
Integration expenses, restructuring and other charges	(I)	-	-	-	10,790	10,790	4,197	6,593	6,593	.02	.02
Income from discontinued operations	(L)	-	-	-	-	-	-	-	(325,631)	(.84)	(.84)
Net increase (decrease)		2,235	(3,626)	(131,659)	143,840	17,702	(1,380)	19,082	(306,549)	(.79)	(.79)
From current businesses		$1,729,098	$1,294,904	$784,353	$1,137,627	$980,272	$373,306	$606,966	$606,966	$1.57	$1.56

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) (UNAUDITED)-Page 8
(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006

Net cash provided from operations	$726,071	$354,685	$1,838,780	$996,992
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	3,960	21,934	932	325,631
Depreciation and amortization expense	(358,242)	(307,136)	(1,060,018)	(916,012)
Provision for doubtful accounts	(54,099)	(66,480)	(140,926)	(179,873)
Non-cash portion of gain (loss) on exchange or disposal of assets and other	-	(27,546)	56,548	149,093
Change in deferred income taxes	16,636	15,068	(30,457)	(6,199)
Adjustment to income tax liabilities, including contingency reserves	33,762	-	33,762	-
Other non-cash changes, net	8,511	1,984	24,674	6,318
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions	(94,015)	194,696	(14,877)	537,565
Net income under GAAP	282,584	187,205	708,418	913,515
Adjustments to reconcile to net income from current businesses,
net of tax (see specific items listed on pages 6 and 7)	(3,108)	42,995	57,579	(306,549)
Net income from current businesses	279,476	230,200	765,997	606,966
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation expense from current businesses	316,877	267,945	927,561	784,353
Capital expenditures	(249,547)	(284,357)	(744,595)	(742,574)
Equity free cash flow from current businesses	$346,806	$213,788	$948,963	$648,745

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
(UNAUDITED)-Page 9

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on October 19, 2007, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, gain (loss) on exchange or disposal of assets, debt prepayment expenses, reversal of certain income tax contingency reserves, costs associated with Hurricane Katrina, and integration expenses, restructuring and other charges.  Alltel's purpose for excluding items from the current business measures is to focus on Alltel's true earnings capacity associated with providing wireless communications services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company's operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, integration expenses and other business consolidation costs arising from past acquisition and integration activities had on the Company's GAAP consolidated results of operations.  The Company uses results from current businesses as management's primary measure of the performance of its business operations.  Alltel's management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

(A)	Eliminates the effects of amortization expense related to acquired, finite-lived intangible assets.
(B)
On May 20, 2007, Alltel entered into an agreement to be acquired by two private investment firms, TPG Partners V, L.P. and GS Capital Partners VI Fund, L.P.   Completion of the merger transaction, which is currently expected to occur during the fourth quarter of 2007, is contingent upon customary closing conditions, including approval by Alltel's shareholders and certain regulatory approvals, including the approval of the Federal Communications Commission ("FCC").  On August 29, 2007, at a special meeting, shareholders of Alltel approved the merger transaction.  In connection with this transaction, Alltel incurred $2.5 million and $35.6 million of incremental costs during the three and nine months ended September 30, 2007, respectively, principally consisting of financial advisory, legal and regulatory filing fees.

(C)
During the third quarter of 2007, the Company incurred $5.6 million of integration expenses related to its acquisitions of Midwest Wireless Holdings ("Midwest Wireless") and wireless properties in Illinois, Texas and Virginia completed during 2006 (collectively, "the 2006 acquisitions").  These expenses primarily consisted of branding, signage and computer system conversion costs.  Alltel also recorded $2.6 million of lease termination costs and $0.3 million of severance and employee benefit costs associated with the closing of a call center.

(D)
During the first half of 2007, the Company incurred $4.8 million of integration expenses related to the 2006 acquisitions consisting of  branding, signage and computer system conversion costs.  Alltel also recorded a pretax charge of $4.4 million associated with the closing of two call centers, consisting of severance and employee benefit costs related to a planned workforce reduction.

(E)
During the third quarter of 2007, as a result of the expiration of certain state statutes of limitations, Alltel recorded a reduction in its gross unrecognized tax benefits for uncertain tax positions and related gross deferred tax assets.  The adjustments to the tax liabilities which included interest charges on potential assessments resulted in a reduction in income tax expense associated with continuing operations of $33.8 million, of which $32.1 million has been excluded from results of operations from current businesses.

(F)
Alltel completed the sale of marketable equity securities that had been acquired in connection with its August 1, 2005 merger with Western Wireless Corporation ("Western Wireless").  In connection with the sale of these securities, Alltel recorded a pretax gain of $56.5 million.

(G)
In connection with the spin-off and merger of the Company's wireline telecommunications business, holders of Alltel restricted shares received approximately 1.034 shares of Windstream Corporation ("Windstream") restricted stock for each share of restricted Alltel common stock held at the time of the distribution.  The Windstream restricted shares received by Alltel employees became fully vested on August 3, 2006.  Compensation expense resulting from the accelerated vesting of the Windstream restricted stock awards amounted to $3.6 million.  (See Notes H and L below for additional information regarding the spin-off and merger of Alltel’s wireline telecommunications business).

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
(UNAUDITED) (CONTINUED)-Page 10

(H)
On July 17, 2006, in order to effect the spin-off of its wireline telecommunications business to its stockholders, Alltel contributed all of the assets of its wireline telecommunications business to ALLTEL Holding Corp. ("Alltel Holding" or "Spinco"), a wholly-owned subsidiary of the Company, in exchange for: (i) the issuance to Alltel of Spinco common stock that was distributed on a pro rata basis to Alltel's stockholders as a tax-free stock dividend, (ii) the payment of a special dividend to Alltel in the amount of $2.3 billion and (iii) the distribution by Spinco to Alltel of $1.7 billion of Spinco debt securities.  Also on July 17, 2006, Alltel completed a debt exchange in which Alltel transferred to two investment banks the Spinco debt securities received in the spin-off transaction in exchange for certain Alltel debt securities, consisting of $988.5 million of commercial paper borrowings and $685.1 million of 4.656 percent notes due May 17, 2007.  In completing the debt exchange, Alltel incurred a pretax loss of $27.5 million.

On August 25, 2006, Alltel repurchased prior to maturity $1.0 billion of long-term debt, consisting of $664.3 million of 4.656 percent equity unit notes due 2007, $61.0 million of 6.65 percent unsecured notes due 2008, $147.0 million of 7.60 percent unsecured notes due 2009 and $127.7 million of 8.00 percent notes due 2010 pursuant to cash tender offers announced by the Company on July 31, 2006.  Concurrent with the debt repurchase, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the 6.65 percent unsecured notes due 2008.  In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of $23.0 million.

(I)
The Company incurred $10.8 million of integration expenses related to its acquisition of Western Wireless.  These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs.

(J)
The Company recorded a $2.2 million reduction in its allowance for doubtful accounts to reflect lower than expected write-offs from service interruptions and customer displacement attributable to the effects of Hurricane Katrina.  The additional bad debt expense was originally recorded in the third quarter of 2005.

(K)
During 2005, federal legislation was enacted which included provisions to dissolve and liquidate the assets of the Rural Telephone Bank ("RTB").  In connection with the dissolution and liquidation, during April 2006, the RTB redeemed all outstanding shares of its Class C stock.  As a result, Alltel received liquidating cash distributions of $198.7 million in exchange for its $22.1 million investment in RTB Class C stock.

(L)	Eliminates the effects of discontinued operations.

As a condition of receiving approval from the Department of Justice ("DOJ") and the FCC for its acquisition of Midwest Wireless, on September 7, 2006, Alltel agreed to divest certain wireless operations in four rural markets in Minnesota.  Accordingly, the four markets to be divested in Minnesota have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.  On April 3, 2007, Alltel completed the sale of these properties.

On July 17, 2006, Alltel completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. ("Valor").  The spin-off included the majority of Alltel's communications support services, including directory publishing, information technology outsourcing services, retail long-distance and the wireline sales portion of communications products.  The new wireline company formed in the merger of Alltel's wireline operations and Valor is named Windstream Corporation.  As a result, Alltel's historical results of operations have been adjusted to reflect the wireline business as discontinued operations in the accompanying unaudited consolidated financial statements.

In addition, as a condition of receiving approval for the Western Wireless acquisition from the DOJ and the FCC, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger.  In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas.  During 2005, Alltel completed the sales of the international operations in the countries of Georgia, Ghana and Ireland acquired from Western Wireless.  During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in the countries of Austria, Bolivia, Côte d’Ivoire, Haiti, and Slovenia.  As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.

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